Supplement to the
Fidelity® Dividend ETF for Rising Rates
November 29, 2022
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.15% A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.15%
AAdjusted to reflect current fees.

1 year	$15
3 years	$48
5 years	$85
10 years	$192

T19-SUSTK-1123-100 1.9911187.100	November 10, 2023